Supplement dated September 14, 2009

to the

Prospectus dated May 1, 2009 for Executive Benefits VUL

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2009 for Executive Benefits VUL a corporate-owned variable universal life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N and marketed under the name “Executive Benefits VUL.”

Except as set forth herein, all other provisions of this Prospectus shall remain unchanged.

This Supplement should be retained with the Prospectus for future reference.

The following new funds are available as allocation options for your Net Premiums and Policy Account Value.

Variable Investment Options	Investment Objectives	Typical Investments	Investment Adviser
BlackRock Global Allocation V.I. Fund (Class III)	High total investment return	Equity, debt and money market securities primarily in North and South America, Europe, Australia, and the Far East. May invest in both developed and emerging markets.

BlackRock Advisors, LLC (Adviser) (BlackRock)

100 Bellevue Parkway

Wilmington, DE 19809

BlackRock Investment Management, LLC
(Sub-adviser)

P.O. Box 9011

Princeton, NJ 08543-9011

BlackRock Asset Management U.K. Limited (Sub-adviser)

33 King William Street

London EC4R 9AS England

Evergreen VA International Equity Fund (Class II)	Long-term capital growth and secondarily, modest income	Normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager’s opinion, established and quality non-U.S. companies located in countries with developed markets. May purchase securities across all market capitalizations. May also invest in emerging markets. Normally invests at least 65% of its assets in securities of companies in at least three countries (other than the United States).	Evergreen Investment Management Company, LLC (Evergreen) 200 Berkeley Street Boston, MA 02116-5034
Mutual Shares Securities Fund (Class 2)	Capital appreciation; secondary goal is income	Normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. Also invests, to a lesser extent, in risk arbitrage securities and distressed companies.	Franklin Mutual Advisers, LLC (Franklin Mutual) 101 John F. Kennedy Parkway Short Hills, NJ 07078

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Variable Investment Options	Investment Objectives	Typical Investments	Investment Adviser
Ibbotson Balanced ETF Asset Allocation Portfolio (Class II)	Capital appreciation and some current income	Primarily invests in a portfolio of underlying ETFs. The portfolio typically expects to invest 60% in underlying ETFs that invest primarily in equity securities of large, medium and small sized companies and may include other investments such as commodities and commodity futures, and 40% in ETFs that invest primarily in fixed-income and money market securities.	ALPS Advisors, Inc. (Adviser) (ALPS) 1290 Broadway, Suite 1100 Denver, CO 80203 Ibbotson Associates (Sub-adviser) 22 W. Washington Street Chicago, IL 60602
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class II)	Current income and capital appreciation	Primarily invests in a portfolio of underlying ETFs. The portfolio typically expects to invest 60% in underlying ETFs that invest primarily in fixed-income securities and money market instruments and 40% in underlying ETFs that primarily invest in equity securities of large, medium and small sized companies and may include other investments such as commodities and commodity futures.
Ibbotson Growth ETF Asset Allocation Portfolio (Class II)	Capital appreciation	Primarily invests in a portfolio of underlying ETFs. The portfolio typically expects to invest 80% in underlying ETFs that invest primarily in equity securities of large, medium and small sized companies and may include other investments such as commodities and commodity futures and 20% in underlying ETFs that invest primarily in fixed-income and money market securities.
PIMCO Real Return Portfolio (Advisor Class)	Maximum real return, consistent with preservation of real capital and prudent investment management	Under normal circumstances, at least 80% of its net assets are invested in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.	PIMCO 840 Newport Center Drive Newport Beach, CA 92660
PIMCO Total Return Portfolio (Advisor Class)	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances, at least 65% of its total assets are invested in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

None of the above funds is affiliated with GIAC.

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The table of Annual Underlying Mutual Fund Operating Expenses appearing on page 8 of the Prospectus is replaced with the following:

The next table describes the underlying mutual fund fees and expenses that you may pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds during the most recent fiscal year, restated to reflect current fees and expenses. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Annual Underlying Mutual Fund Operating Expenses[1] (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution (12b-1) fees, service fees and other expenses).	0.35%	2.03%

[1]

The expense information used in the table does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

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The Policy Diagram appearing on page 9 of the Prospectus is replaced with the following:

Executive Benefits VUL Policy Diagram

POLICY PREMIUMS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

Fund level expenses

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return)

RS Investment Management Co. LLC

RS Large Cap Alpha VIP Series	RS Small Cap Growth Equity VIP Series
RS S&P 500 Index VIP Series	RS International Growth VIP Series
RS High Yield Bond VIP Series	RS Emerging Markets VIP Series
RS Low Duration Bond VIP Series	RS Investment Quality Bond VIP Series
RS Large Cap Value VIP Series	RS Global Natural Resources VIP Series
RS Partners VIP Series	RS Money Market VIP Series

AllianceBernstein LP

AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth & Income Portfolio AllianceBernstein VPS International Value Portfolio	AllianceBernstein VPS Large Cap Growth Portfolio AllianceBernstein VPS Real Estate Investment Portfolio AllianceBernstein VPS Value Portfolio

ALPS Advisors, Inc.

Ibbotson Balanced ETF Asset Allocation Portfolio Ibbotson Income and Growth ETF Asset Allocation Portfolio	Ibbotson Growth ETF Asset Allocation Portfolio

American Century Investment Management, Inc.

American Century VP Capital Appreciation Fund

BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund

Davis Selected Advisers, LP

Davis Financial Portfolio Davis Real Estate Portfolio	Davis Value Portfolio

Delaware Investments

Delaware VIP Diversified Income Series

Delaware VIP Emerging Markets Series

Delaware VIP Limited-Term Diversified Income Series	Policy level expenses
EULAV Asset Management, LLC	Less Monthly deductions
Value Line Centurion Fund	•	Mortality and expense risk charge
Evergreen Investment Management Company, LLC	•	Charge for the cost of insurance

Evergreen VA International Equity Fund

Fidelity Management & Research Company

Fidelity VIP Contrafund® Portfolio Fidelity VIP Growth Portfolio	Fidelity VIP High Income Portfolio Fidelity VIP Mid Cap Portfolio

Franklin Advisory Services LLC

Franklin Small Cap Value Securities Fund

Franklin Mutual Advisers, LLC

Mutual Shares Securities Fund

Fred Alger Management, Inc.

Alger American Capital Appreciation Portfolio

Gabelli Funds, LLC

Gabelli Capital Asset Fund

Invesco Aim Advisors, Inc.

AIM V.I. Core Equity Fund AIM V.I. Government Securities Fund	AIM V.I. Mid Cap Core Equity Fund AIM V.I. Utilities Fund

Janus Capital Management LLC

Janus Aspen Enterprise Portfolio Janus Aspen Forty Portfolio Janus Aspen Perkins Mid Cap Value Portfolio	Janus Aspen Portfolio Janus Aspen Worldwide Portfolio

Massachusetts Financial Services Company

MFS Growth Series MFS Research Series	MFS Strategic Income Series MFS Total Return Series

PIMCO

PIMCO Real Return Portfolio	PIMCO Total Return Portfolio

Templeton Global Advisors Limited

Templeton Growth Securities Fund

Van Kampen Asset Management

Van Kampen LIT Growth and Income Portfolio

FIXED-RATE OPTION	LOAN ACCOUNT

(plus interest credited)

(plus interest credited)

	Less	Policy Debt
NET CASH SURRENDER VALUE

This diagram excludes the transfer charge, which is not being imposed currently. Interest on Policy Debt and repayments of Policy Debt are also not reflected in the diagram.

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The Section titled “Alternate Cash Surrender Value and Net Cash Surrender Value” beginning on page 17 of the Prospectus is replaced with the following:

Alternate Cash Surrender Value and Net Cash Surrender Value

The Policy’s Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy. It is the Alternate Cash Surrender Value minus any Policy Debt.

The Policy’s Alternate Cash Surrender Value (referred to as Alternate Net Cash Surrender Value in the Policy) is equal to the Policy Account Value plus a percentage of the total of all premium charges you have paid, up to and including the date the Alternate Cash Surrender Value is calculated. After the first Policy Anniversary, these percentages will decrease every Policy Month and will be zero after completion of the 83rd Policy Month. Beginning with the 84th Policy Month, your Alternate Cash Surrender Value will be equal to the Policy Account Value. Appendix B shows the percentage of total premium charges applicable for each Policy Month.

If the Policy is fully surrendered prior to the 84th Policy Month but the surrender proceeds are intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Cash Surrender Value will not apply. If this is the case, your Net Cash Surrender Value will be equal to the Policy Account Value less Policy Debt.

Some states may require that the benefit provided by the Alternate Cash Surrender Value be available even if the Policy is surrendered in a 1035 exchange. You should refer to your Policy for further details.

EXAMPLE

The Policyowner owns a Policy with a Target Premium of $40,370 and has paid $40,370 each year for the last three Policy Years. If he were to surrender his Policy on the third Policy Anniversary:

Policy Account Value on third Policy Anniversary (assuming net return of 4.94%1)	$ 118,662

Premium Charges deducted (9%)	$10,899.90

Applicable percentage of premium charge to be refunded on third Policy Anniversary (from Appendix B)	95%

Alternate Cash Surrender Value $118,662 + (95% of $10,899.90)	$ 129,017

[1]

The net return is equal to a gross return of 6% less the deduction of 1.06%, the arithmetic average of investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2008, restated to reflect current fees and expenses, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

There are no additional charges associated with the Alternate Cash Surrender Value, but this benefit may result in overall Policy charges being slightly higher when compared to policies not having such a benefit.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero.

The Section titled “Payments we receive” beginning on page 35 of the Prospectus is replaced with the following:

Payments we receive. Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments and/or Rule 12b-1 fees. The availability of these types of arrangements may create an incentive for us to seek and offer

5

funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of September 4, 2009, we have entered into arrangements to receive revenue sharing payments and/or Rule 12b-1 fees from each of the following fund complexes (or affiliated entities): RS Investment Management, AIM, AllianceBernstein, ALPS, American Century, BlackRock, Davis, Delaware, EULAV, Evergreen, Fidelity, Franklin, Franklin Mutual, Fred Alger, Gabelli, Janus, MFS, PIMCO, Templeton and Van Kampen.

Not all fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.35% and 0.40%, respectively, in 2008. As of September 4, 2009, after taking into account the new variable investment options available, revenue sharing and Rule 12b-1 fees will not exceed .35% and .40%, respectively in 2009. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the costs of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including (i) payment of expenses that we and/or our affiliates incur in promoting, marketing and administering the Policies, and (ii) payment of our expenses that we incur in our role as intermediary in promoting, marketing and administering the Funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds. We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

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APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after-tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $1,000,000 for a male insured, issue age 40, guaranteed underwriting class, utilizing the Cash Value Accumulation Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given for a Policy with an Option 1 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Executive Benefits VUL Policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing an Executive Benefits VUL Policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the Unloaned Policy Account Value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other Policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. See “Deductions and charges.” The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 1.06% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2008, before taking into account any applicable expense reimbursements or fee waivers but restated, when appropriate, to reflect current fees and expenses. For an explanation of the expenses, see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -1.06%, 4.94% and 8.94%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See “GIAC’s taxes.”

7

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, Face Amount requested and applicable life insurance test, but a premium-based illustration must reflect GIAC’s current minimum Face Amount requirement for Executive Benefits VUL — which is $100,000 ($250,000 for fully underwritten preferred plus NT Policies). These personalized illustrations will use both (i) a fund-specific weighted average of the investment advisory fees and operating expenses incurred by the mutual funds selected by the policyowner and (ii) an arithmetic average of the investment advisory fees and expenses incurred by all funds, based on actual fees and expenses of the funds incurred during 2008, after applicable reimbursements, waivers and restatements, restated to reflect current fees and expenses.

These illustrations will refer to “net outlay” as the cash flow into or out of the Policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium. With this Policy, we reasonably expect that policyowners will pay the Target Premium annually. Therefore, the illustrations are based on this expectation and as a result show premiums being paid only through Policy Year seven. If the policyowner pays the Target Premium for seven years, any additional payment after that would cause the Policy to become a MEC.

From time to time, advertisements or sales literature for Executive Benefits VUL may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Executive Benefits VUL on October 15, 2008. As such, the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Guaranteed Issue Standard Risk Underwriting Class

$1,000,000 Basic Face Amount

Death Benefit Option 1

Target Premium = $40,370

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-1.06% Net) Return				Assuming Current Charges and 6% Gross (4.94% Net) Return				Assuming Current Charges and 10% Gross (8.94% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	40,370	35,525	39,885	1,000,000	40,370	37,703	42,063	1,000,000	40,370	39,156	43,516	1,000,000
2	41	40,370	70,632	78,262	1,000,000	40,370	77,229	84,859	1,000,000	40,370	81,774	89,404	1,000,000
3	42	40,370	105,316	115,671	1,000,000	40,370	118,662	129,017	1,000,000	40,370	128,159	138,514	1,000,000
4	43	40,370	139,574	151,927	1,000,000	40,370	162,091	174,445	1,000,000	40,370	178,648	191,002	1,000,000
5	44	40,370	173,399	184,299	1,000,000	40,370	207,610	218,510	1,000,000	40,370	233,606	244,506	1,000,000
6	45	40,370	206,791	214,421	1,000,000	40,370	255,323	262,953	1,000,000	40,370	293,441	301,071	1,000,000
7	46	40,370	239,747	239,747	1,000,000	40,370	305,341	305,341	1,000,000	40,370	358,406	358,406	1,159,433
8	47	—	235,854	235,854	1,000,000	—	319,164	319,164	1,002,291	—	388,951	388,951	1,217,647
9	48	—	231,840	231,840	1,000,000	—	333,549	333,549	1,013,940	—	422,000	422,000	1,278,824
10	49	—	227,688	227,688	1,000,000	—	348,508	348,508	1,025,514	—	457,742	457,742	1,342,752
15	54	—	204,315	204,315	1,000,000	—	432,495	432,495	1,084,031	—	684,890	684,890	1,711,308
20	59	—	174,263	174,263	1,000,000	—	533,291	533,291	1,150,048	—	1,018,207	1,018,207	2,188,941
25	64	—	131,704	131,704	1,000,000	—	652,280	652,280	1,223,378	—	1,501,543	1,501,543	2,807,440
30	69	—	66,778	66,778	1,000,000	—	790,634	790,634	1,308,548	—	2,194,372	2,194,372	3,620,519
35	74	—	—	—	—	—	949,664	949,664	1,401,842	—	3,177,873	3,177,873	4,676,402
40	79	—	—	—	—	—	1,131,560	1,131,560	1,511,555	—	4,565,370	4,565,370	6,079,505
45	84	—	—	—	—	—	1,339,244	1,339,244	1,649,497	—	6,514,627	6,514,627	7,998,847
50	89	—	—	—	—	—	1,577,731	1,577,731	1,826,275	—	9,253,248	9,253,248	10,677,602
55	94	—	—	—	—	—	1,856,526	1,856,526	2,048,432	—	13,127,857	13,127,857	14,439,780
60	99	—	—	—	—	—	2,242,259	2,242,259	2,278,088	—	19,116,584	19,116,584	19,361,590
65	104	—	—	—	—	—	2,853,587	2,853,587	2,842,144	—	29,332,369	29,332,369	29,123,810
70	109	—	—	—	—	—	3,631,587	3,631,587	3,617,024	—	45,007,407	45,007,407	44,687,396
75	114	—	—	—	—	—	4,621,700	4,621,700	4,603,166	—	69,059,090	69,059,090	68,568,066
80	119	—	—	—	—	—	5,881,757	5,881,757	5,858,170	—	105,963,844	105,963,844	105,210,421
81	120	—	—	—	—	—	6,172,315	6,172,315	6,147,563	—	115,437,012	115,437,012	114,616,232

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

9

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Guaranteed Issue Standard Risk Underwriting Class

$1,000,000 Basic Face Amount

Death Benefit Option 1

Target Premium = $40,370

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-1.06% Net) Return				Assuming Guaranteed Charges and 6% Gross (4.94% Net) Return				Assuming Guaranteed Charges and 10% Gross (8.94% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	40,370	34,675	39,035	1,000,000	40,370	36,824	41,184	1,000,000	40,370	38,257	42,617	1,000,000
2	41	40,370	68,824	76,454	1,000,000	40,370	75,301	82,931	1,000,000	40,370	79,764	87,394	1,000,000
3	42	40,370	102,435	112,790	1,000,000	40,370	115,496	125,851	1,000,000	40,370	124,792	135,147	1,000,000
4	43	40,370	135,509	147,862	1,000,000	40,370	157,488	169,841	1,000,000	40,370	173,653	186,006	1,000,000
5	44	40,370	168,022	178,922	1,000,000	40,370	201,341	212,241	1,000,000	40,370	226,667	237,567	1,000,000
6	45	40,370	199,981	207,611	1,000,000	40,370	247,152	254,782	1,000,000	40,370	284,215	291,845	1,000,000
7	46	40,370	231,415	231,415	1,000,000	40,370	295,051	295,051	1,000,000	40,370	346,492	346,492	1,121,168
8	47	—	225,958	225,958	1,000,000	—	306,575	306,575	1,000,000	—	373,961	373,961	1,171,010
9	48	—	220,432	220,432	1,000,000	—	318,563	318,563	1,000,000	—	403,604	403,604	1,223,359
10	49	—	214,811	214,811	1,000,000	—	331,021	331,021	1,000,000	—	435,576	435,576	1,278,001
15	54	—	183,429	183,429	1,000,000	—	399,900	399,900	1,002,570	—	635,440	635,440	1,588,124
20	59	—	140,766	140,766	1,000,000	—	478,414	478,414	1,032,016	—	916,851	916,851	1,971,640
25	64	—	77,839	77,839	1,000,000	—	565,685	565,685	1,061,402	—	1,307,079	1,307,079	2,444,853
30	69	—	—	—	—	—	659,390	659,390	1,091,814	—	1,836,964	1,836,964	3,032,169
35	74	—	—	—	—	—	759,531	759,531	1,121,785	—	2,551,146	2,551,146	3,756,174
40	79	—	—	—	—	—	860,974	860,974	1,150,908	—	3,486,677	3,486,677	4,646,313
45	84	—	—	—	—	—	956,083	956,083	1,178,693	—	4,668,190	4,668,190	5,737,199
50	89	—	—	—	—	—	1,039,917	1,039,917	1,205,226	—	6,121,860	6,121,860	7,072,928
55	94	—	—	—	—	—	1,116,694	1,116,694	1,233,766	—	7,925,932	7,925,932	8,729,617
60	99	—	—	—	—	—	1,257,343	1,257,343	1,277,914	—	10,759,733	10,759,733	10,901,734
65	104	—	—	—	—	—	1,580,264	1,580,264	1,573,927	—	16,304,561	16,304,561	16,188,632
70	109	—	—	—	—	—	1,986,122	1,986,122	1,978,157	—	24,706,812	24,706,812	24,531,142
75	114	—	—	—	—	—	2,496,214	2,496,214	2,486,204	—	37,439,007	37,439,007	37,172,809
80	119	—	—	—	—	—	3,137,314	3,137,314	3,124,733	—	56,732,501	56,732,501	56,329,122
81	120	—	—	—	—	—	3,284,076	3,284,076	3,270,906	—	61,650,053	61,650,053	61,211,709

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

10

Statement of Additional Information Supplement

Executive Benefits VUL

Supplement dated September 14, 2009

to the

Statement of Additional Information dated May 1, 2009

The following information supplements, and should be read in conjunction with, the information found in the Statement of Additional Information dated May 1, 2009 for Executive Benefits VUL, a corporate owned variable universal life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N.

Except as set forth herein, all other provisions of the Statement of Additional Information shall remain unchanged.

The information under the heading “Other Agreements” on page B-7 is amended and restated to read:

Other Agreements

We have entered into several other agreements, including:

•	An agreement with EULAV Asset Management, LLC (formerly Value Line, Inc.) under which we are compensated for marketing the Value Line Centurion Fund to our policyowners, and

•

Agreements with RS Investment Management, AIM, AllianceBernstein, ALPS, American Century, BlackRock, Davis, Delaware, EULAV, Evergreen, Fidelity, Franklin, Franklin Mutual, Fred Alger, Gabelli, Janus, MFS, PIMCO, Templeton and Van Kampen under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyowners. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

This Supplement should be retained for future reference.